Exhibit 10.22(d)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of February 16, 2018 among GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited liability company (the “ Borrower ”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 1, 2015 (as amended or modified from time to time, the “ Credit Agreement ”);

WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“Jefferson JV Investment” means a joint venture Investment whereby BlendStar LLC shall acquire 50% of the limited liability company Equity Interests of JGP Energy Partners LLC.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Titan JV Investment” means a joint venture Investment between BlendStar LLC and Delek Logistics Partners, LP whereby BlendStar LLC directly or indirectly acquires 50% of the limited liability company Equity Interests of DKGP Energy Terminals LLC.

(b) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, and (iii) depreciation and amortization expense for such period, (b) for the fiscal quarter during which the Titan JV Investment is consummated and for the next three fiscal quarters thereafter, the amounts set forth on a certificate of a Responsible Officer of the Borrower (together with supporting calculations) which represent the Borrower’s estimate of what its share of quarterly cash distributions from the Titan JV Investment would have been (assuming that the Titan JV Investment had been consummated on the first day of such period) for the four fiscal quarters ending on the last day of the fiscal quarter during which the Titan JV Investment is consummated (such certificate, amounts and calculations to be acceptable to the Administrative Agent and the Required Lenders (and shall be deemed acceptable unless the Required Lenders have notified the Administrative Agent and the Borrower to the contrary within five Business Days after receipt of such certificate)), and (c) for the fiscal quarter during which the Jefferson JV Investment is consummated and for the next three fiscal quarters thereafter, the amounts set forth on a certificate of a Responsible Officer of the Borrower (together with supporting calculations) which represent the Borrower’s estimate of what its share of quarterly cash distributions from the Jefferson JV Investment would have been (assuming that the Jefferson JV Investment had been consummated on the first day of such period) for the four fiscal quarters ending on the last day of the fiscal quarter during which the Jefferson JV Investment is consummated (such certificate, amounts and calculations to be acceptable to the Administrative Agent and the Required Lenders (and shall be deemed acceptable unless the Required Lenders have notified the Administrative Agent and the Borrower to the contrary within five Business Days after receipt of such certificate)). For purposes of clarification, with respect to the calculation of Consolidated EBITDA for any four fiscal quarter period, amounts added back pursuant to clauses (b) and (c) above shall only include the Borrower’s estimate of what its share of quarterly cash distributions would have been for the applicable fiscal quarters ending during such four fiscal quarter period.

(c) A new clause (d) is hereby added to Section 5.12 of the Credit Agreement to read as follows:

(d) The Borrower represents and warrants that it is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

(d) Section 7.02 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (h), replacing the “.” at the end of subsection (i) with the words “; and” and adding the following subsection (j):

(j) (i) the Titan JV Investment in an aggregate amount not to exceed $86,000,000 pursuant to this subsection (j) during the term of this Agreement and (ii) the Jefferson JV Investment in an aggregate amount not to exceed $50,000,000 pursuant to this subsection (j) during the term of this Agreement, in each case, so long as (A) no Default shall have occurred and be continuing or would result from such Investment, (B) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower demonstrating that the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11  recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a)  or (b)  after giving effect any Indebtedness incurred in connection with such Investment on a Pro Forma Basis (and the Consolidated Leverage Ratio, as so calculated, shall be at least 0.25 less than the maximum Consolidated Leverage Ratio then permitted under Section 7.11(b) ), and (C) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Investment (after giving effect thereto).

(e) A new Section 9.12 is hereby added to the Credit Agreement to read as follows:

9.12 Lender ERISA Representation.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent or the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent or the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

2. Effectiveness; Conditions Precedent. This Agreement shall be effective upon:

(a) receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b) receipt by the Administrative Agent of any fees and expenses required to be paid in connection with this Agreement; and

(c) payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Agreement (directly to such counsel if requested by the Administrative Agent).

3. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.

(d) The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

4. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

9. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GUARANTORS:

GREEN PLAINS PARTNERS LP,
a Delaware limited partnership

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BBTL, LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BIRMINGHAM BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BLENDSTAR LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BOSSIER CITY BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

COLLINS BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS CAPITAL COMPANY LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS ETHANOL STORAGE LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS LOGISTICS LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS TRUCKING II LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

LITTLE ROCK BIOENERGY PARTNERS LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

LOUISVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

NASHVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

OKLAHOMA CITY BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

ADMINISTRATIVE

AGENT:

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Linda Lov
Name:	Linda Lov
Title:	Assistant Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

LENDERS:

BANK OF AMERICA, N.A.
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Martha Carpenter Smith
Name:	Martha Carpenter Smith
Title:	SVP

BARCLAY BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	SVP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

BANKERS TRUST COMPANY,
as a Lender

By:	/s/ Michael V. Hinrichs
Name:	Michael V. Hinrichs
Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA
as a Lender

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC